UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2023

H&E Equipment Services, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-51759

Delaware	81-0553291
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

7500 Pecue Lane

Baton Rouge, LA 70809

(Address of principal executive offices, including zip code)

(225) 298-5200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	HEES	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

The 2023 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) was held on May 12, 2023. Matters submitted to the stockholders and voted upon at the meeting, which are more fully described in the Company’s Proxy Statement and Additional Proxy Materials, which were filed with the Securities and Exchange Commission on March 30, 2023 and April 3, 2023, respectively, were (1) the election of eleven directors; (2) the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023; (3) a non-binding advisory vote on Named Executive Officer compensation as disclosed in the Proxy Statement; and (4) a non-binding advisory vote on the frequency of future advisory votes on Named Executive Officer compensation.

Each of the director nominees set forth below was elected to hold office until his or her respective successor is duly elected and qualified or until his or her death, resignation or removal. Stockholders ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023. Stockholders, in non-binding advisory votes, (1) approved the compensation of the Company’s Named Executive Officers as disclosed in the Company’s Proxy Statement and (2) recommended that the Company hold such votes on Named Executive Officer compensation on an annual basis, until the next non-binding advisory vote on the frequency of such votes on Named Executive Officer compensation.

The table below shows the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, as to each proposal, including a separate tabulation with respect to each nominee for director. There were no broker non-votes for the proposal regarding the ratification of the accounting firm.

(1)
Election of directors.

	For	Withheld	Broker Non-Votes
John M. Engquist	28,063,157	1,704,699	3,663,658
Bradley W. Barber	28,277,285	1,490,571	3,663,658
Paul N. Arnold	27,697,026	2,070,830	3,663,658
Gary W. Bagley	28,035,675	1,732,181	3,663,658
Bruce C. Bruckmann	27,107,663	2,660,193	3,663,658
Patrick L. Edsell	28,091,533	1,676,323	3,663,658
Thomas J. Galligan III	28,023,863	1,743,993	3,663,658
Lawrence C. Karlson	27,066,525	2,701,331	3,663,658
Jacob Thomas	29,206,190	561,666	3,663,658
Mary P. Thompson	22,527,219	7,240,637	3,663,658
Suzanne H. Wood	29,626,460	141,396	3,663,658
(2)
Ratification of Appointment of BDO USA, LLP as independent registered public accounting firm for the year ending December 31, 2023.

For	Against	Abstain
33,328,386	80,784	22,344
(3)
Advisory vote on Named Executive Officer compensation as disclosed in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
25,788,532	3,930,641	48,683	3,663,658
(4)
Advisory vote on the frequency of future advisory votes on Named Executive Officer compensation.

Every Year	Every Two Years	Every Three Years	Abstain	Broker Non-Votes
28,272,245	13,102	1,372,932	108,609	3,664,626

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2023	By:	/s/ Leslie S. Magee
Leslie S. Magee Chief Financial Officer